UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2009

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 3 to Form 8-K is being filed to disclose certain information in the exhibits to the Form 8-K that was previously redacted pursuant to requests for confidential treatment filed with the Securities and Exchange Commission (the “Commission”) and Orders Granting Confidential Treatment issued by the Commission.  The full text of the original Form 8-K, as amended, is set forth below and the exhibits to the original Form 8-K, as amended, are filed herewith.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On November 13, 2009, America’s Car-Mart, Inc., a Texas corporation (the “Company”) entered into amendments to its employment agreements with its executive officers, William H. Henderson, Eddie L. Hight and Jeffrey A. Williams.  The amendments to the employment agreements were approved by the Company’s compensation committee.

William H. Henderson.  Pursuant to the amendment to his employment agreement, Mr. Henderson’s term as a senior executive officer of the Company’s operating subsidiary was extended until April 30, 2015.  As of May 1, 2010, Mr. Henderson’s annual base salary will be increased to $350,000, or such higher annual salary approved by the Company’s board of directors.  In addition, Mr. Henderson is entitled to earn an additional cash bonus of $60,000 during the term beginning May 1, 2009 and ending April 30, 2010 if for such period the Company’s fully diluted earnings per share calculated in accordance with GAAP is $2.20 or more.  Mr. Henderson is also entitled to earn an annual bonus during the term beginning May 1, 2010 and ending April 30, 2015. Such bonus will be based upon the Company’s fully diluted earnings per share calculated in accordance with GAAP and will depend on the Company attaining a percentage of its projected fully diluted earnings per share for each period.  Mr. Henderson’s bonus potential is $125,000 for fiscal 2011, $137,500 for fiscal 2012, $151,250 for fiscal 2013, $166,375 for fiscal 2014 and $183,013 for fiscal 2015.  If the Company’s fully diluted earnings per share calculated in accordance with GAAP for each period is (i) 95-99% of the Company’s projected fully diluted earnings per share for such period, Mr. Henderson’s bonus will be 67% of his bonus potential for such period, (ii) 100-104% of the Company’s projected fully diluted earnings per share for such period, Mr. Henderson’s bonus will be 100% of his bonus potential for such period, and (iii) 105% or more of the Company’s projected fully diluted earnings per share for such period, Mr. Henderson’s bonus will be 133% of his bonus potential for such period.

Pursuant to the amendment, Mr. Henderson will also be awarded 10,000 shares of the Company’s restricted common stock on November 27, 2009 pursuant to the Company’s Stock Incentive Plan (the “Incentive Plan”), which shares will vest on April 30, 2015 if the Company attains at least 70% of its cumulative projected fully diluted earnings per share for the period commencing on May 1, 2010 and ending on April 30, 2015.  On November 27, 2009, Mr. Henderson will also be awarded non-qualified stock options to purchase 240,000 shares of the Company’s common stock pursuant to the Company’s 2007 Stock Option Plan (the “2007 Plan”), which options will vest in equal installments (48,000 options) on each of April 30, 2011, April 30, 2012, April 30, 2013, April 30, 2014 and April 30, 2015.

Eddie L. Hight.  Pursuant to the amendment to his employment agreement, Mr. Hight’s term as a senior executive officer of the Company’s operating subsidiary was extended until April 30, 2015.  As of May 1, 2010, Mr. Hight’s annual base salary will be increased to $250,000, or such higher annual salary approved by the Company’s board of directors.  In addition, Mr. Hight is entitled to earn an additional cash bonus of $36,000 during the term beginning May 1, 2009 and ending April 30, 2010 if for such period the Company’s fully diluted earnings per share calculated in accordance with GAAP is $2.20 or more.  Mr. Hight is also entitled to earn an annual bonus during the term beginning May 1, 2010 and ending April 30, 2015. Such bonus will be based upon the Company’s fully diluted earnings per share calculated in accordance with GAAP and will depend on the Company attaining a percentage of its projected fully diluted earnings per share for each period.  Mr. Hight’s bonus potential is $70,000 for fiscal 2011, $77,000 for fiscal 2012, $84,700 for fiscal 2013, $93,170 for fiscal 2014 and $102,487 for fiscal 2015.  If the Company’s fully diluted earnings per share calculated in accordance with GAAP for each period is (i) 95-99% of the Company’s projected fully diluted earnings per share for such period, Mr. Hight’s bonus will be 67% of his bonus potential for such period, (ii) 100-104% of the Company’s projected fully diluted earnings per share for such period, Mr. Hight’s bonus will be 100% of his bonus potential for such period, and (iii) 105% or more of the Company’s projected fully diluted earnings per share for such period, Mr. Hight’s bonus will be 133% of his bonus potential for such period.

Pursuant to the amendment, Mr. Hight will also be awarded 5,000 shares of the Company’s restricted common stock on November 27, 2009 pursuant to the Incentive Plan, which shares will vest on April 30, 2015 if the Company attains at least 70% of its cumulative projected fully diluted earnings per share for the period commencing on May 1, 2010 and ending on April 30, 2015.  On November 27, 2009, Mr. Hight will also be awarded non-qualified stock options to purchase 120,000 shares of the Company’s common stock pursuant to the 2007 Plan, which options will vest in equal installments (24,000 options) on each of April 30, 2011, April 30, 2012, April 30, 2013, April 30, 2014 and April 30, 2015.

Jeffrey A. Williams.  Pursuant to the amendment to his employment agreement, Mr. Williams’ term as a senior executive officer of the Company’s operating subsidiary was extended until April 30, 2015.  As of May 1, 2010, Mr. Williams’ annual base salary will be increased to $250,000, or such higher annual salary approved by the Company’s board of directors.  In addition, Mr. Williams is entitled to earn an additional cash bonus of $30,000 during the term beginning May 1, 2009 and ending April 30, 2010 if for such period the Company’s fully diluted earnings per share calculated in accordance with GAAP is $2.20 or more.  Mr. Williams is also entitled to earn an annual bonus during the term beginning May 1, 2010 and ending April 30, 2015. Such bonus will be based upon the Company’s fully diluted earnings per share calculated in accordance with GAAP and will depend on the Company attaining a percentage of its projected fully diluted earnings per share for each period.  Mr. Williams’ bonus potential is $70,000 for fiscal 2011, $77,000 for fiscal 2012, $84,700 for fiscal 2013, $93,170 for fiscal 2014 and $102,487 for fiscal 2015.  If the Company’s fully diluted earnings per share calculated in accordance with GAAP for each period is (i) 95-99% of the Company’s projected fully diluted earnings per share for such period, Mr. Williams’ bonus will be 67% of his bonus potential for such period, (ii) 100-104% of the Company’s projected fully diluted earnings per share for such period, Mr. Williams’ bonus will be 100% of his bonus potential for such period, and (iii) 105% or more of the Company’s projected fully diluted earnings per share for such period, Mr. Williams’ bonus will be 133% of his bonus potential for such period.

Pursuant to the amendment, Mr. Williams will also be awarded 5,000 shares of the Company’s restricted common stock on November 27, 2009 pursuant to the Incentive Plan, which shares will vest on April 30, 2015 if the Company attains at least 70% of its cumulative projected fully diluted earnings per share for the period commencing on May 1, 2010 and ending on April 30, 2015.  On November 27, 2009, Mr. Williams will also be awarded non-qualified stock options to purchase 120,000 shares of the Company’s common stock pursuant to the 2007 Plan, which options will vest in equal installments (24,000 options) on each of April 30, 2011, April 30, 2012, April 30, 2013, April 30, 2014 and April 30, 2015.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and William H. Henderson.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.2
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and Eddie L. Hight.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.3
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and Jeffrey A. Williams.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA’S CAR-MART, INC.

Date: July 27, 2012	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and William H. Henderson.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.2
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and Eddie L. Hight.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.3
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and Jeffrey A. Williams.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)